SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

F O R M  8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 15, 2006

NORTH BAY BANCORP
(Exact name of registrant as specified in its charter)

California	0-31080	68-0434802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Airport Road, Suite 101, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (707) 257-8585

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities

          Act (17 CFR 230.425)

      []  Soliciting material pursuant to Rule 14a-12 under the Exchange

          Act (17 CFR 240.14a-12)

      []  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      []  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01  Other Events

Resignation of Director Conrad W. Hewitt

Effective August 15, 2006, Conrad W. Hewitt resigned from his position as a director of North Bay Bancorp. Mr. Hewitt has been appointed Chief Accountant of the Securities and Exchange Commission. Mr. Hewitt served as Chair of the Company’s  Audit Committee. He was also the Audit Committee’s financial expert. North Bay Bancorp has begun a search for a new director who qualifies as a financial expert, as defined by the rules of the Nasdaq Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15,  2006

NORTH BAY BANCORP

By  /s/ Michael W. Wengel

Michael W. Wengel, Executive Vice President

and Chief Financial Officer (Principal Financial Officer)

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